UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BlackRock Global SmallCap Fund, Inc.

BlackRock Value Opportunities Fund, Inc.

Master Value Opportunities LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLACKROCK GLOBAL SMALLCAP FUND, INC.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.

MASTER VALUE OPPORTUNITIES LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

[            ], 2017

Dear Shareholder:

You are cordially invited to attend a joint special meeting of shareholders of BlackRock Global SmallCap Fund, Inc. (“Global SmallCap”), BlackRock Value Opportunities Fund, Inc. (“Value Opportunities”) and Master Value Opportunities LLC (“Master Value Opportunities,” and collectively with Global SmallCap and Value Opportunities, the “Funds”), to be held on Friday, June 23, 2017 at 3:30 p.m. (Eastern time) at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455 (the “Meeting”). You have received this letter because you were a shareholder of record of one or more Funds on April 26, 2017. Value Opportunities is a “feeder” fund in a “master/feeder” structure and invests all of its assets in Master Value Opportunities. Value Opportunities and Master Value Opportunities currently have the same investment objective and substantially identical investment processes and strategies and fundamental investment restrictions. (For purposes of the enclosed joint proxy statement, interests in Master Value Opportunities may be referred to as “shares” and holders of interests in Master Value Opportunities may be referred to as “shareholders.”)

The purpose of the Meeting is to seek shareholder approval of the proposals described in the enclosed joint proxy statement. As described in more detail in the enclosed joint proxy statement, shareholders of each Fund are being asked to approve changes in the Fund’s investment objective, to approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions and to transact such other business as permitted by applicable law and as may properly come before the Meeting. Shareholders of Value Opportunities are also being asked to provide voting instructions to Value Opportunities as to how, as a beneficial owner of Master Value Opportunities, Value Opportunities should vote in connection with the proposals relating to Master Value Opportunities.

At the Meeting, shareholders of Global SmallCap will be asked to approve a change in Global SmallCap’s investment objective from “to seek long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States” to “to seek long-term capital appreciation” and to make the investment objective a non-fundamental policy of Global SmallCap that may be changed by the Board of Directors of Global SmallCap (the “GSC Board”) without shareholder approval upon prior notice to shareholders. Unlike the current investment objective of Global SmallCap, which is a fundamental policy of Global SmallCap and may only be changed with shareholder approval, the proposed investment objective of Global SmallCap would be a non-fundamental policy that may be changed by the GSC Board in the future without shareholder approval upon prior notice to shareholders.

In addition, at the Meeting, shareholders of each of Value Opportunities and Master Value Opportunities will be asked to approve a change in Value Opportunities’ and Master Value Opportunities’ respective investment objectives from ”to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size” to “to seek long-term capital appreciation” and to make the applicable investment objective a non-fundamental policy of the relevant Fund that may be changed by the Board of Directors of Value Opportunities (the “VO Board”) or the Board of Directors of Master Value Opportunities (the “MVO Board,” and collectively with the GSC Board and the VO Board, the “Boards”), as applicable, without shareholder approval upon prior notice to shareholders. Shareholders of Value Opportunities are being asked to provide voting instructions to Value Opportunities as to how, as a beneficial owner of Master Value Opportunities, Value Opportunities should vote in connection with the proposal to change Master Value Opportunities’ investment objective. Unlike the current investment objectives of Value Opportunities and Master Value Opportunities, each of which is a fundamental policy of Value Opportunities and Master Value Opportunities, respectively, and may only be changed with shareholder approval, the proposed investment objective of each of Value Opportunities and Master Value Opportunities would be a non-fundamental policy that may be changed by the VO Board and the MVO Board, respectively, in the future without shareholder approval upon prior notice to shareholders.

The proposed change to each Fund’s investment objective is being made in conjunction with certain related changes regarding the Fund that are not subject to shareholder approval. As more fully discussed in the enclosed joint proxy statement, each Board recently approved the changes to the relevant Fund’s name as follows:

Current Name	Proposed Name
BlackRock Global SmallCap Fund, Inc.	BlackRock Advantage Global Fund, Inc.
BlackRock Value Opportunities Fund, Inc.	BlackRock Advantage U.S. Total Market Fund, Inc.
Master Value Opportunities LLC	Master Advantage U.S. Total Market LLC

Each Board also approved certain changes to the relevant Fund’s investment process and principal investment strategies. In addition, each portfolio management team and the benchmark index against which each Fund measures its performance will also change. If the change applicable to a Fund’s investment objective is approved by the Fund’s shareholders, these related changes will become effective as soon as practicable after such shareholder approval is obtained. If the change to a Fund’s investment objective is not approved by shareholders of the Fund, these related changes to the Fund will not be implemented. These related changes to Value Opportunities and Master Value Opportunities will become effective only if the shareholders of both of Value Opportunities and Master Value Opportunities approve the change to the respective investment objectives of Value Opportunities and Master Value Opportunities.

At the Meeting, Shareholders of each Fund will also be asked to approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions. Shareholders of Value Opportunities are being asked to provide voting instructions to Value Opportunities as to how, as a beneficial owner of Master Value Opportunities, Value Opportunities should vote in connection with the proposals relating to Master Value Opportunities’ fundamental investment restrictions. In order to change investment restrictions that are fundamental, the Investment Company Act of 1940, as amended (the “Investment Company Act”), requires shareholder approval. The proposed changes to the respective fundamental investment restrictions of the Funds are intended to provide the Funds with greater investment flexibility to pursue their investment objectives and strategies and/or respond to a changing regulatory and investment environment and to eliminate a fundamental investment restriction that is not required by the Investment Company Act.

The Boards have approved and recommend that you vote, and provide voting instructions, “FOR” each of the proposals with respect to the Funds, as applicable.

I encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, the Funds’ proxy solicitor, to vote your shares.

If you are a record holder of a Fund’s shares and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Fund shares, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Funds’ proxy solicitor, Computershare Fund Services, at [            ].

Sincerely,

John M. Perlowski

President and Chief Executive Officer of the Funds

BLACKROCK GLOBAL SMALLCAP FUND, INC.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.

MASTER VALUE OPPORTUNITIES LLC

100 Bellevue Parkway, Wilmington, Delaware 19809

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement for BlackRock Global SmallCap Fund, Inc. (“Global SmallCap”), BlackRock Value Opportunities Fund, Inc. (“Value Opportunities”) and Master Value Opportunities LLC (“Master Value Opportunities,” and collectively with Global SmallCap and Value Opportunities, the “Funds”), for your convenience, we have provided a brief overview of the proposals to be voted on.

Questions and Answers

Shareholders of all Funds:

Q.	Why am I receiving this joint proxy statement?

A.	A joint special meeting of shareholders of the Funds (the “Meeting”) will be held on Friday, June 23, 2017 at 3:30 p.m. (Eastern time) at the offices of BlackRock Advisors, LLC (“BlackRock”), 1 University Square Drive, Princeton, New Jersey 08540-6455 (the “Meeting”). The enclosed joint proxy statement describes proposals to make certain changes to the Funds’ respective investment objectives and fundamental investment restrictions that will be voted on at the Meeting. As a shareholder one or more Funds as of the close of business on April 26, 2017 (the “Record Date”), you are entitled to notice of and to vote at the Meeting with respect to the proposals applicable to your Fund(s). In addition, if you are a shareholder of Value Opportunities, you are being asked to provide voting instructions in connection with the approval of the proposals relating to Master Value Opportunities.

Shareholders of Global SmallCap only:

Q.	What am I being asked to vote, and provide voting instructions, “FOR” in the joint proxy statement?

A.	As a shareholder of Global SmallCap, you are being asked to approve a change in Global SmallCap’s investment objective from “to seek long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States” to “to seek long-term capital appreciation” and to make the investment objective a non-fundamental policy of Global SmallCap that may be changed by the Board of Directors of Global SmallCap (the “GSC Board”) without shareholder approval upon prior notice to shareholders (“Proposal 1”). Global SmallCap’s current investment objective is a fundamental policy of Global SmallCap, which means that any change to Global SmallCap’s current investment objective is subject to shareholder approval. The proposed investment objective of Global SmallCap would be non-fundamental, which means that a change to Global SmallCap’s investment objective may be made by the GSC Board in the future without shareholder approval upon prior notice to shareholders. A vote in favor of Proposal 1 also constitutes a vote in favor of making Global SmallCap’s investment objective a non-fundamental policy of Global SmallCap.

In addition, shareholders of Global SmallCap are being asked to approve the amendment or elimination of certain of Global SmallCap’s fundamental investment restrictions (collectively, “Proposal 4”). In order to change or eliminate investment restrictions that are fundamental, the Investment Company Act of 1940, as amended (the “Investment Company Act”), requires shareholder approval.

Q.	Why is the GSC Board recommending that Global SmallCap’s investment objective be amended?

A.

Fund management and the GSC Board have reviewed Global SmallCap’s investment objective, investment process, investment strategies and fundamental and non-fundamental investment policies. Currently, under Global SmallCap’s principal investment strategies, Global SmallCap invests, under normal circumstances, at least 80% of its assets in equity securities of small cap issuers. Global SmallCap currently considers small cap issuers to be those whose market capitalization is similar to the market capitalization of companies in the MSCI All Country World Small Cap IndexSM at the time of Global SmallCap’s investment.

The GSC Board, based on the recommendation of management, and BlackRock have determined that it is appropriate and advantageous to change the principal investment strategies of Global SmallCap so that Global SmallCap is no longer subject to the non-fundamental investment policy to invest, under normal circumstances, at least 80% of its assets in equity securities of small cap issuers. Under the proposed investment strategies, Global SmallCap may invest in U.S. and non-U.S. issuers of all market capitalizations without limitation. Management of Global SmallCap expects that these changes will provide greater flexibility in portfolio management.

BlackRock and the GSC Board believe that Global SmallCap’s current investment objective is inconsistent with the proposed investment strategies of Global SmallCap. Global SmallCap’s current investment objective requires Global SmallCap to invest primarily in a portfolio of equity securities of small cap issuers, which are not the primary focus under the proposed investment strategies. In order to reconcile this inconsistency, as well as to provide greater flexibility for Global SmallCap to take advantage of and respond to market developments and trends, the GSC Board recommends amending Global SmallCap’s investment objective so that it is “to seek long-term capital appreciation” and making the proposed investment objective of Global SmallCap a non-fundamental policy.

Q.	Did the GSC Board approve any other changes to Global SmallCap?

A.	Yes. The GSC Board approved a change in the name of Global SmallCap to “BlackRock Advantage Global Fund, Inc.,” subject to shareholder approval of Proposal 1. In conjunction with the name, process and strategy changes, the portfolio management team will also change, and the benchmark index of Global SmallCap will change from the MSCI All Country World Small Cap Index to the MSCI All Country World Index.

Subject to shareholder approval of Proposal 1, the GSC Board has approved the elimination of a non-fundamental restriction which prohibits Global SmallCap from changing its policy of investing at least 80% of its assets, under normal circumstances, in equity securities of small cap issuers (as defined in Global SmallCap’s prospectus) without 60 days’ prior written notice to shareholders. Separately, as further discussed below in connection with Proposal 4, the GSC Board has approved the amendment or elimination of certain of Global SmallCap’s fundamental investment restrictions and the amendment or elimination of certain additional non-fundamental investment restrictions. Elimination of non-fundamental investment restrictions of Global SmallCap may be approved by the GSC Board without shareholder approval.

Shareholders of Value Opportunities and Master Value Opportunities only:

Q.	What am I being asked to vote, and provide voting instructions, “FOR” in the joint proxy statement?

A.	As a shareholder of Value Opportunities or Master Value Opportunities, you are being asked to approve a change in Value Opportunities’ or Master Value Opportunities’ investment objective from “to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size” to “to seek long-term capital appreciation” and to make the investment objective a non-fundamental policy of Value Opportunities or Master Value Opportunities that may be changed by the Board of Directors of Value Opportunities (the “VO Board”) or the Board of Directors of Master Value Opportunities (the “MVO Board,” and collectively with the GSC Board and the VO Board, the “Boards”), as applicable, without shareholder approval upon prior notice to shareholders (“Proposal 2”). The current investment objective of each of Value Opportunities and Master Value Opportunities is a fundamental policy of Value Opportunities and Master Value Opportunities, respectively, which means that any change to Value Opportunities’ or Master Value Opportunities’ current investment objective is subject to shareholder approval. The proposed investment objective of each of Value Opportunities and Master Value Opportunities would be non-fundamental, which means that a change to Value Opportunities’ or Master Value Opportunities’ investment objective may be made by the VO Board or the MVO Board, as applicable, in the future without shareholder approval upon prior notice to shareholders. A vote in favor of Proposal 2 also constitutes a vote in favor of making the proposed investment objective of each of Value Opportunities and Master Value Opportunities a non-fundamental policy of Value Opportunities and Master Value Opportunities, respectively.

In addition, shareholders of Value Opportunities and Master Value Opportunities are each being asked to approve the amendment or elimination of certain of Value Opportunities’ and Master Value Opportunities’ respective fundamental investment restrictions (collectively, “Proposal 5”). In order to change or eliminate investment restrictions that are fundamental, the Investment Company Act (as defined above) requires shareholder approval.

Value Opportunities is a “feeder” fund in a “master/feeder” structure and invests substantially all of its assets in Master Value Opportunities. Master Value Opportunities, in turn, invests directly in securities and other investments. Value Opportunities, as a beneficial owner of Master Value Opportunities’ interests, is being asked to vote on each of Proposal 2 and Proposal 5 as it relates to Master Value Opportunities. Under the Investment Company Act, Value Opportunities’ voting rights with respect to the Master Value Opportunities interests that Value Opportunities owns generally must be passed through to Value Opportunities’ own shareholders. This means that Value Opportunities must vote its interests in Master Value Opportunities in accordance with the voting instructions received from Value Opportunities’ shareholders and will vote its interests in Master Value Opportunities with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other holders (this is called “proportional voting” or “echo voting”). As a shareholder of Value Opportunities, in addition to seeking your vote on Proposal 2 and Proposal 5 as each relates to Value Opportunities, you are also being asked to provide voting instructions to Value Opportunities with respect to how, as a beneficial owner of Master Value Opportunities, Value Opportunities should vote for each of Proposal 2 as it relates to Master Value Opportunities (“Proposal 3”) and Proposal 5 as it relates to Master Value Opportunities (collectively, “Proposal 6”).

Q.	Why are the VO Board and MVO Board recommending that Value Opportunities’ and Master Value Opportunities’ respective investment objectives be amended?

A.	Fund management and each of the VO Board and the MVO Board have reviewed Value Opportunities’ and Master Value Opportunities’ respective investment objectives, investment processes, investment strategies and fundamental and non-fundamental investment policies. Currently, under the principal investment strategies of each of Value Opportunities and Master Value Opportunities, Value Opportunities and Master Value Opportunities invest primarily in common stock of small companies and emerging growth companies that management of Value Opportunities and Master Value Opportunities believes have special investment value.

Each of the VO Board and the MVO Board, based on the recommendation of management, and BlackRock have determined that it is appropriate and advantageous to change the principal investment strategies of Value Opportunities and Master Value Opportunities, as applicable, so that each of Value Opportunities and Master Value Opportunities may invest in equity securities of issuers of all market capitalizations. BlackRock, the VO Board and the MVO Board believe that Value Opportunities’ and Master Value Opportunities’ respective current investment objectives are inconsistent with the proposed investment strategies of Value Opportunities and Master Value Opportunities, as applicable. Value Opportunities’ and Master Value Opportunities’ respective current investment objectives require Value Opportunities and Master Value Opportunities to invest in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of Value Opportunities and Master Value Opportunities believes have special investment value and emerging growth companies regardless of size. Such companies are not the primary focus under the proposed investment strategies. In order to reconcile this inconsistency, as well as to provide greater flexibility for each of Value Opportunities and Master Value Opportunities to take advantage of and respond to market developments and trends, the VO Board and the MVO Board recommend amending the investment objective of Value Opportunities and Master Value Opportunities, as applicable, so that it is “to seek long-term capital appreciation” and making the proposed investment objective of each of Value Opportunities and Master Value Opportunities a non-fundamental policy.

Q.	Did the VO Board and the MVO Board approve any other changes for Value Opportunities and Master Value Opportunities, respectively?

A.

Yes. The VO Board approved a change in the name of Value Opportunities to “BlackRock Advantage U.S. Total Market Fund, Inc.” and the MVO Board approved a change in the name of Master Value Opportunities to “Master Advantage U.S. Total Market LLC,” subject to shareholder approval of Proposal 2. In conjunction with the name, process and strategy changes, the portfolio management team will also change, and the benchmark index of each of Value Opportunities and Master Value Opportunities will change from the S&P SmallCap 600® Value Index to the Russell 3000® Index.

Separately, as further discussed below in connection with Proposal 5, the VO Board and the MVO Board have approved the amendment or elimination of certain of Value Opportunities’ and Master Value Opportunities’ respective fundamental and non-fundamental investment restrictions. The amendment and elimination of non-fundamental investment restrictions of Value Opportunities and Master Value Opportunities may be approved by the VO Board and the MVO Board, respectively, without shareholder approval.

Shareholders of all Funds:

Q.	Why are the Boards recommending that certain of the Funds’ respective fundamental investment restrictions be amended or eliminated?

A.	The proposed changes to the fundamental investment restrictions of the Funds contemplated by Proposal 4 and Proposal 5, as applicable, are intended to provide each Fund with greater investment flexibility to pursue its investment objective and strategies and/or respond to a changing regulatory and investment environment and to eliminate a fundamental investment restriction that is not required by the Investment Company Act.

Additionally, certain of the proposed changes to the fundamental investment restrictions of Global SmallCap will allow Global SmallCap greater flexibility to borrow through, and the ability to lend through, the Interfund Lending Program. The GSC Board has reviewed the potential benefits and possible additional risk to Global SmallCap of participating more extensively in the Interfund Lending Program and has concluded, based on the recommendation of management, that the flexibility to participate more extensively would be in the best interests of Global SmallCap. The GSC Board believes that borrowing through the Interfund Lending Program could provide Global SmallCap access to lower interest rates on such borrowed amounts than those that typically would be payable under short-term loans offered by banks or custodian overdrafts. The GSC Board also believes that lending through the Interfund Lending Program could allow Global SmallCap to access short-term cash loans that would earn interest at a rate higher than Global SmallCap otherwise would obtain from investing its cash in repurchase agreements or certain other short-term money market instruments.

Q.	What will happen if shareholders do not approve the proposals?

A.	If Proposal 1 and/or Proposal 2 are not approved, the applicable Fund’s investment objective will not change and the Fund will continue to be managed in accordance with its current stated investment objective. In addition, the changes discussed above to the Fund’s name, principal investment strategies, portfolio management team (if applicable) and benchmark index will not take effect if Proposal 1 or Proposal 2, as the case may be, is not approved because certain of these changes are incompatible with the Fund’s current investment objective. Additionally, the investment objective of the Fund will continue to be a fundamental policy and any future changes to the investment objective will continue to require shareholder approval. In the event that Proposal 1 or Proposal 2 is not approved by shareholders, BlackRock and the relevant Board may determine to make other changes to the investment strategies of the applicable Fund that are compatible with its current investment objective and do not require shareholder approval.

If shareholders do not approve a proposed change to a fundamental investment restriction in Proposal 4 or Proposal 5, as applicable, the applicable current investment restriction will remain in effect.

Q.	How do the Boards suggest I vote in connection with the proposals?

A.	The proposals cannot be effected without shareholder approval. The Boards have approved each applicable proposal. Each Board believes the applicable proposals are in the best interests of the relevant Fund and recommends that you vote, or submit voting instructions, “FOR” each of the proposals with respect to your Fund, as applicable.

Q.	Who may vote on the proposals?

A.	Any person who owned shares of a Fund on the Record Date is entitled to vote on the applicable proposals. With respect to each proposal, you may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the Record Date.

Q.	Will my vote make a difference?

A.	Yes. Your vote is very important and can make a difference in the management of your Fund, no matter how many shares you own. If many shareholders fail to vote, your Fund may not receive enough votes to hold the Meeting. If this happens, we will need to solicit votes again or take other action pursuant to the direction of the relevant Board.

Q.	Who is paying for preparation, printing and mailing of the proxy statement and the solicitation of proxies?

A.	It is anticipated that the total expenses of preparing, printing and mailing the proxy statement, and soliciting and tabulating proxies and related legal expenses will be approximately $750,000 and $347,000 for Global SmallCap and Value Opportunities, respectively. These expenses will be shared equally by BlackRock and the respective Fund. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

Q.	How do I vote my shares?

A.	You may cast your vote by phone, internet or mail or in person at the Meeting. To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form and sign, date and return the card/form in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card or voting instruction form(s) in hand and call the toll-free telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

If you wish to vote in person at the Meeting, please complete each proxy card you receive and bring it to the Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may also attend the Meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, as well as proof of ownership of Fund shares, such as a copy of your proxy card.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of the Fund through a bank, broker or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date.

Whichever voting method you choose, please take the time to read the full text of the enclosed joint proxy statement before you vote.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at [ ].

Q.	Will anyone contact me?

A.	You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the applicable proposals. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

BLACKROCK GLOBAL SMALLCAP FUND, INC.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.

MASTER VALUE OPPORTUNITIES LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that a joint special meeting of the shareholders of BlackRock Global SmallCap Fund, Inc. (“Global SmallCap”), BlackRock Value Opportunities Fund, Inc. (“Value Opportunities”) and Master Value Opportunities LLC (“Master Value Opportunities,” and collectively with Global SmallCap and Value Opportunities, the “Funds”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Friday, June 23, 2017, at 3:30 p.m. (Eastern time) (the “Meeting”), to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), as more fully described in the accompanying joint proxy statement. In addition, shareholders of Value Opportunities, which is a “feeder” fund in a “master/feeder” structure and invests all of its assets in Master Value Opportunities, are being asked to provide voting instructions to approve the Proposals applicable to Master Value Opportunities.

PROPOSAL 1.	To approve a change in the investment objective of Global SmallCap and to make the investment objective a non-fundamental policy of Global SmallCap that may be changed by the Board of Directors of Global SmallCap without shareholder approval.

PROPOSAL 2.	To approve a change in the investment objective of each of Value Opportunities and Master Value Opportunities and to make the investment objective a non-fundamental policy of each of Value Opportunities and Master Value Opportunities that may be changed by the Board of Directors of Value Opportunities and the Board of Directors of Master Value Opportunities, respectively, without shareholder approval.

PROPOSAL 3.	To provide voting instructions to Value Opportunities to vote for the change in Master Value Opportunities’ investment objective as contemplated by Proposal 2.

PROPOSAL 4.

To approve the amendment or elimination of certain of Global SmallCap’s fundamental investment restrictions as follows:

A.      To amend the fundamental investment restriction regarding concentration.

B.      To amend the fundamental investment restriction regarding borrowing.

C.      To amend the fundamental investment restriction regarding the issuance of senior securities.

D.      To amend the fundamental investment restriction regarding investing in real estate.

E.      To amend the fundamental investment restriction regarding underwriting.

F.      To amend the fundamental investment restriction regarding investing in commodities.

G.      To amend the fundamental investment restriction regarding lending.

H.      To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.

I.        To amend the fundamental investment restriction regarding diversification.

PROPOSAL 5.

To approve the amendment or elimination of certain of Value Opportunities’ and Master Value Opportunities’ respective fundamental investment restrictions as follows:

A.      To amend the fundamental investment restriction regarding concentration.

B.      To amend the fundamental investment restriction regarding borrowing.

C.      To amend the fundamental investment restriction regarding the issuance of senior securities.

D.      To amend the fundamental investment restriction regarding investing in real estate.

E.      To amend the fundamental investment restriction regarding underwriting.

F.      To amend the fundamental investment restriction regarding investing in commodities.

G.      To amend the fundamental investment restriction regarding lending.

H.      To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.

PROPOSAL 6.	To provide voting instructions to Value Opportunities to vote for the amendment or elimination of certain of Master Value Opportunities’ fundamental investment restrictions as contemplated by Proposal 5.

Shareholders of record of each Fund as of the close of business on April 26, 2017 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

After careful consideration, the Boards of Directors of the Funds recommend that you vote, and provide voting instructions, “FOR” each of the Proposals with respect to your Fund, as applicable.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Funds’ proxy solicitor, Computershare Fund Services at [            ].

By order of the Boards of Directors,

Benjamin Archibald

Secretary of the Funds

[            ], 2017

BLACKROCK GLOBAL SMALLCAP FUND, INC.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.

MASTER VALUE OPPORTUNITIES LLC

100 Bellevue Parkway, Wilmington, Delaware 19809

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY

TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2017.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

[HTTPS://WWW.PROXY-DIRECT.COM/BLK-XXXX]

Page

JOINT PROXY STATEMENT	1

PROPOSAL 1 — TO CHANGE THE INVESTMENT OBJECTIVE OF GLOBAL SMALLCAP AND TO MAKE THE INVESTMENT OBJECTIVE A NON-FUNDAMENTAL POLICY OF GLOBAL SMALLCAP THAT MAY BE CHANGED BY THE BOARD OF DIRECTORS OF GLOBAL SMALLCAP WITHOUT SHAREHOLDER APPROVAL.	4

PROPOSALS 2 AND 3 — TO CHANGE THE INVESTMENT OBJECTIVE OF EACH OF VALUE OPPORTUNITIES AND MASTER VALUE OPPORTUNITIES AND TO MAKE THE INVESTMENT OBJECTIVE A NON-FUNDAMENTAL POLICY OF EACH OF VALUE OPPORTUNITIES AND MASTER VALUE OPPORTUNITIES THAT MAY BE CHANGED BY THE BOARD OF DIRECTORS OF VALUE OPPORTUNITIES AND THE BOARD OF DIRECTORS OF MASTER VALUE OPPORTUNITIES, RESPECTIVELY, WITHOUT SHAREHOLDER APPROVAL.	9

PROPOSALS 4.A. THROUGH 4.I., 5.A. THROUGH 5.H. AND 6.A. THROUGH 6.H. — TO AMEND OR ELIMINATE CERTAIN OF THE FUNDS’ RESPECTIVE FUNDAMENTAL INVESTMENT RESTRICTIONS.	16

Background	16

Proposals 4.A., 5.A and 6.A. – To Amend the Fundamental Investment Restriction Regarding Concentration.	17

Proposals 4.B., 5.B. and 6.B. – To Amend the Fundamental Investment Restriction Regarding Borrowing.	17

Proposals 4.C., 5.C. and 6.C. – To Amend the Fundamental Investment Restriction Regarding the Issuance of Senior Securities.	19

Proposals 4.D., 5.D. and 6.D. – To Amend the Fundamental Investment Restriction Regarding Investing in Real Estate.	20

Proposals 4.E., 5.E. and 6.E. – To Amend the Fundamental Investment Restriction Regarding Underwriting.	21

Proposals 4.F., 5.F. and 6.F. – To Amend the Fundamental Investment Restriction Regarding Investing in Commodities.	22

Proposals 4.G., 5.G. and 6.G. – To Amend the Fundamental Investment Restriction Regarding Lending.	23

Proposals 4.H., 5.H. and 6.H. – To Eliminate the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management.	24

Proposal 4.I. – To Amend the Fundamental Investment Restriction Regarding Diversification.	24

VOTE REQUIRED AND MANNER OF VOTING PROXIES	26

ADDITIONAL INFORMATION	27

Investment Adviser, Principal Underwriter and Administrator	27

Voting Rights	28

Share and Class Information	28

Ownership Information	28

Expenses and Methods of Proxy Solicitation	28

BLACKROCK GLOBAL SMALLCAP FUND, INC.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.

MASTER VALUE OPPORTUNITIES LLC

100 Bellevue Parkway Wilmington, Delaware 19809

JOINT SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 23, 2017

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “GSC Board”) of BlackRock Global SmallCap Fund, Inc. (“Global SmallCap”), the Board of Directors (the “VO Board”) of BlackRock Value Opportunities Fund, Inc. (“Value Opportunities”) and the Board of Directors (the “MVO Board,” and collectively with the GSC Board and the VO Board, the “Boards”) of Master Value Opportunities LLC (“Master Value Opportunities,” and collectively with Global SmallCap and Value Opportunities, the “Funds”). In addition, shareholders of Value Opportunities will also be asked to provide voting instructions to Value Opportunities as to how, as a beneficial owner of Master Value Opportunities, Value Opportunities should vote with respect to the proposals applicable to Master Value Opportunities. (For purposes of this Proxy Statement, interests in Master Value Opportunities may be referred to as “shares” and holders of Master Value Opportunities interests may be referred to as “shareholders.”) The proxies will be voted at the joint special meeting of shareholders of the Funds (the “Meeting”) and at any and all adjournments or postponements thereof. The Meeting will be held at the offices of BlackRock Advisors, LLC (“BlackRock”), 1 University Square Drive, Princeton, New Jersey 08540-6455 on Friday, June 23, 2017, at 3:30 p.m. (Eastern time) for the purpose of voting on the proposals described in this Proxy Statement (each, a “Proposal” and collectively, the “Proposals”).

The Boards have determined that the use of this Proxy Statement for the Meeting of the Funds is in the best interests of Global SmallCap, Value Opportunities and Master Value Opportunities, as applicable, and their shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds.

Each of Global SmallCap and Value Opportunities is organized as a Maryland corporation and Master Value Opportunities is organized as a Delaware limited liability company. Each Fund is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Boards have fixed the close of business on April 26, 2017 as the record date (the “Record Date”) for the determination of shareholders of the each Fund entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

Distribution to Fund shareholders of this Proxy Statement and the accompanying materials will commence on or about [May 11], 2017.

If you do not expect to be present at the Meeting, please vote your proxy and/or provide voting instructions in accordance with the instructions included on the enclosed proxy card (or voting instruction form). Even if you plan to attend the Meeting, please sign, date and return the proxy card you receive or provide voting instructions by telephone or over the Internet. If you provide voting instructions by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card (or voting instruction form). This code is designed to confirm your identity, provide access into the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments or postponements thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a Proposal, the shares will be voted “FOR” the Proposal. Shareholders who execute a proxy or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more Proposals at any time before a vote is taken on such Proposal(s) by filing with the applicable Fund a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet, or by attending the Meeting and voting in person. If your shares are held by a bank, broker-dealer or other third-party intermediary who holds your shares of record, you must provide voting instructions to such financial intermediary in order to vote your shares. If you hold your shares of your Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of the Fund (that is, if you hold your shares of the Fund through a bank, broker or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date.

Copies of each Fund’s annual and semi-annual reports are available on BlackRock’s website at www.blackrock.com and the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov. In addition, each Fund will furnish, without charge, a copy of the Fund’s annual report and a copy of its most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll free at 1-800-441-7762.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

The following table lists each Proposal described in this Proxy Statement and identifies shareholders entitled to vote, and/or provide voting instructions, on the Proposal at the Meeting:

Proposal 1: To approve a change in the
investment objective of Global SmallCap and to
make the investment objective a non-
fundamental policy of Global SmallCap that
may be changed by the Board of Directors of
Global SmallCap without shareholder approval	Shareholders of Global SmallCap
Proposal 2: To approve a change in the investment objective of each of Value Opportunities and Master Value Opportunities and to make the investment objective a non-fundamental policy of each of Value Opportunities and Master Value Opportunities that may be changed by the Board of Directors of Value Opportunities and the Board of Directors of Master Value Opportunities, respectively, without shareholder approval	Shareholders of Value Opportunities voting with respect to Value Opportunities and shareholders of Master Value Opportunities voting with respect to Master Value Opportunities
Proposal 3: To provide voting instructions to Value Opportunities to vote for the change in Master Value Opportunities’ investment objective as contemplated by Proposal 2	Shareholders of Value Opportunities
Proposal 4: To approve the amendment or elimination of certain of Global SmallCap’s fundamental investment restrictions	Shareholders of Global SmallCap
Proposal 5: To approve the amendment or elimination of certain of Value Opportunities’ and Master Value Opportunities’ respective fundamental investment restrictions	Shareholders of Value Opportunities voting with respect to Value Opportunities and shareholders of Master Value Opportunities voting with respect to Master Value Opportunities
Proposal 6: To provide voting instructions to Value Opportunities to vote for the amendment or elimination of certain of Master Value Opportunities’ fundamental investment restrictions as contemplated by Proposal 5	Shareholders of Value Opportunities

[Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on June 23, 2017. The Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the form of proxy card are available on the Internet at [            ]. On this website, you will be able to access the Notice of Joint Special Meeting of Shareholders, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.]

The Boards have approved and recommend that you vote, and provide voting instructions, “FOR” each of the Proposals with respect to your Fund, as applicable.

PROPOSAL 1 — TO CHANGE THE INVESTMENT OBJECTIVE OF GLOBAL SMALLCAP AND TO MAKE THE INVESTMENT OBJECTIVE A NON-FUNDAMENTAL POLICY OF GLOBAL SMALLCAP THAT MAY BE CHANGED BY THE BOARD OF DIRECTORS OF GLOBAL SMALLCAP WITHOUT SHAREHOLDER APPROVAL.

The current investment objective of Global SmallCap is “to seek long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States.” This investment objective is currently fundamental, which means that it may not be changed without shareholder approval.

The GSC Board is proposing that Global SmallCap amend its investment objective from the objective as stated above to “to seek long-term capital appreciation,” and change its investment objective to a non-fundamental policy that may be changed by the GSC Board without shareholder approval upon prior notice to shareholders.

Current Fundamental Investment Objective	Proposed Non-Fundamental Investment Objective
The investment objective of the Fund is to seek
long-term growth of capital by investing
primarily in a portfolio of equity securities of
small cap issuers located in various foreign
countries and in the United States.	The investment objective of the Fund is to seek long-term capital appreciation.

A vote in favor of Proposal 1 also constitutes a vote in favor of making Global SmallCap’s investment objective a non-fundamental policy of Global SmallCap. As a non-fundamental policy of Global SmallCap, any future changes to the investment objective may be made by the GSC Board without shareholder approval upon prior notice to shareholders. Global SmallCap’s current investment objective is a fundamental policy of Global SmallCap, which means that any changes to Global SmallCap’s current investment objective are subject to shareholder approval. Changing Global SmallCap’s investment objective to a non-fundamental policy of Global SmallCap would give the GSC Board more flexibility to make appropriate changes to Global SmallCap’s investment objective in a timely manner without having to incur the cost of soliciting and obtaining shareholder approval.

Fund management and the GSC Board have reviewed Global SmallCap’s investment objective, investment process, investment strategies and fundamental and non-fundamental investment policies. Currently, under Global SmallCap’s principal investment strategies, Global SmallCap invests, under normal circumstances, at least 80% of its assets in equity securities of small cap issuers. This policy is a non-fundamental policy of Global SmallCap and may not be changed without 60 days’ prior notice to Global SmallCap’s shareholders. Global SmallCap currently considers small cap issuers to be those whose market capitalization is similar to the market capitalization of companies in the MSCI All Country World Small Cap IndexSM at the time of Global SmallCap’s investment.

The GSC Board, based on the recommendation of management, and BlackRock have determined that it is appropriate and advantageous to change the principal investment strategies of Global SmallCap so that Global SmallCap is no longer subject to the non-fundamental investment policy to invest, under normal circumstances, at least 80% of its assets in equity securities of small cap issuers. Under the proposed investment strategies, Global SmallCap may invest in U.S. and non-U.S. issuers of all market capitalizations without limitation. Management of Global SmallCap expects that these changes will provide greater flexibility in portfolio management.

This change in Global SmallCap’s principal investment strategies necessitates certain changes to Global SmallCap’s investment objective, as BlackRock and the GSC Board believe the current investment objective is inconsistent with the proposed investment strategies. Global SmallCap’s current investment objective requires Global SmallCap to invest primarily in equity securities of small cap issuers, which are not the primary focus under the proposed investment strategies. In order to reconcile this inconsistency, as well as to provide greater flexibility for Global SmallCap to take advantage of and respond to market developments and trends, the Board recommends amending Global SmallCap’s investment objective so that it is “to seek long-term capital appreciation” and making the proposed investment objective of Global SmallCap a non-fundamental policy, as described above.

The GSC Board has approved the elimination of a non-fundamental restriction which previously prohibited Global SmallCap from changing its policy of investing at least 80% of its assets, under normal circumstances, in equity securities of small cap issuers (as defined in Global SmallCap’s prospectus) without 60 days’ prior written notice to shareholders. As this restriction was a non-fundamental investment restriction of Global SmallCap, it may be changed by the GSC Board without shareholder approval.

The GSC Board approved a change in the name of Global SmallCap to “BlackRock Advantage Global Fund, Inc.,” subject to shareholder approval of Proposal 1. In conjunction with the name, process and strategy changes, the portfolio management team will also change, and the benchmark index of Global SmallCap will change from the MSCI All Country World Small Cap Index to the MSCI All Country World Index.

The specific changes to the name, investment process, principal investment strategies, portfolio management team and benchmark index of Global SmallCap are set out in the following table:

	Current	Proposed
Name	BlackRock Global SmallCap Fund, Inc.	BlackRock Advantage Global Fund, Inc.
Investment Process

Fund management chooses securities primarily using a “bottom up” investment style supplemented by a “top down” investment style. “Bottom up” means that the Fund selects investments based on Fund management’s assessment of the earning prospects of individual companies. “Top down” means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements.

With respect to the Fund, Fund management considers a variety of factors when choosing investments, such as:

•  identifying companies in the relatively early stages of business development that

The Fund seeks to pursue its investment objective by investing in securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equity securities while seeking to control incremental risk. BlackRock Advisors, LLC, the Fund’s investment manager, then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments.

Current	Proposed

    have a new technology, a unique or proprietary product or service, or a favorable market position; and

•  investing in securities of relatively more developed companies that Fund management believes will receive greater market recognition as well as in securities of mature companies that Fund management believes are relatively undervalued in the marketplace.

The Fund has no minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.

Principal Investment Strategies	The Fund invests in a diversified
portfolio primarily consisting of
equity securities of small cap issuers
in various foreign countries and in
the United States. Equity securities
consist primarily of common and
preferred stocks and depositary
receipts, and include securities
convertible into common stock, and
securities or other instruments
whose price is linked to the value of
common stock. Depositary receipts
include American Depositary
Receipts (“ADRs”), European
Depositary Receipts (“EDRs”), Global
Depositary Receipts (“GDRs”) and
unsponsored depositary receipts.
ADRs are receipts typically issued by
an American bank or trust company
that evidence underlying securities
issued by a foreign corporation.
EDRs (issued in Europe) and GDRs
(issued throughout the world) each
evidence a similar ownership
arrangement. In addition, the Fund
may invest in derivative securities or
instruments, such as options and
futures, the value of which is based
on a common stock or a group of
common stocks. The Fund may use
derivatives to hedge its investment
portfolio against market, interest
rate and currency risks or to seek to

The Fund primarily intends to invest
in equity securities or other financial
instruments that are components of,
or have characteristics similar to,
the securities included in the MSCI
All Country World Index (the “MSCI
ACWI Index”). The MSCI ACWI Index
is a capitalization-weighted index of
equity securities from a broad range
of industries chosen for market size,
liquidity and industry group
representation. The equity securities
in which the Fund invests primarily
consist of common stock, but may
also include preferred stock and
convertible securities. From time to
time, the Fund may invest in shares
of companies through “new issues”
or initial public offerings (“IPOs”).

The Fund may use derivatives,
including options, futures, swaps,
forward contracts and contracts for
difference, both to seek to increase
the return of the Fund and to hedge
(or protect) the value of its assets
against adverse movements in
currency exchange rates, interest
rates and movements in the
securities markets. In order to
manage cash flows into or out of the
Fund effectively, the Fund may buy
and sell financial futures contracts or

Current	Proposed

enhance its return. The derivatives that the Fund may use include options, futures, swaps and forward foreign exchange transactions.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap issuers. Small cap issuers are those whose market capitalization is similar to the market capitalization of companies in the MSCI All Country World Small Cap IndexSM at the time of the Fund’s investment. As of September 30, 2016, the MSCI All Country World Small Cap IndexSM included companies with free float market capitalizations generally between $45 million and $15.1 billion. The market capitalizations of companies in the index change with market conditions and the composition of the MSCI All Country World Small Cap IndexSM.

The Fund will invest in securities of issuers from a variety of countries, including those in emerging markets. The Fund may also invest in equity securities issued by emerging growth companies, which are companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in foreign securities, which may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the MSCI ACWI Index.

The Fund will invest in securities of issuers from a variety of countries, including those in emerging markets. The Fund may also invest in equity securities issued by emerging growth companies, which are companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in foreign securities, which may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50%

of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

	Current	Proposed
market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The Fund may invest in securities denominated in any currency. For temporary defensive purposes, the Fund may deviate substantially from the allocation described above.
Benchmark	MSCI All Country World Small Cap Index	MSCI All Country World Index
Portfolio Managers	Murali Balaraman and John Coyle	Raffaele Savi, Kevin Franklin and Richard Mathieson

If the proposed change in the investment objective of Global SmallCap is approved by the shareholders of Global SmallCap at the Meeting, the prospectus and statement of additional information of Global SmallCap will be revised, as appropriate, to reflect the change in the investment objective (which includes changing the objective from fundamental to non-fundamental), as well as the other changes described above. All of such changes would take effect as soon as practicable following the Meeting.

In the event that Proposal 1 is not approved by the shareholders of Global SmallCap, Global SmallCap’s investment objective will not change and Global SmallCap will continue to be managed in accordance with its current stated investment objective. In addition, the changes discussed above to the name, investment process, principal investment strategies, portfolio management team and benchmark index of Global SmallCap will not take effect if Proposal 1 is not approved because certain of these changes are incompatible with the current investment objective of Global SmallCap. Additionally, the investment objective of Global SmallCap will continue to be a fundamental policy and any future changes to the investment objective will continue to require shareholder approval. In the event that Proposal 1 is not approved by the shareholders of Global SmallCap, BlackRock and the GSC Board may determine to make other changes to the investment strategies of Global SmallCap that are compatible with its current investment objective and do not require shareholder approval.

A supplement to Global SmallCap’s prospectus, dated March 28, 2017 (the “Supplement”), has been filed with the Securities and Exchange Commission (the “SEC”) and is available on BlackRock’s website. The Supplement, which includes further details regarding all of the changes to Global SmallCap discussed above (subject to shareholder approval of Proposal 1), may be obtained free of charge by calling (800) 441-7762.

THE GSC BOARD RECOMMENDS THAT SHAREHOLDERS OF GLOBAL SMALLCAP VOTE “FOR” PROPOSAL 1.

PROPOSALS 2 AND 3 — TO CHANGE THE INVESTMENT OBJECTIVE OF EACH OF VALUE OPPORTUNITIES AND MASTER VALUE OPPORTUNITIES AND TO MAKE THE INVESTMENT OBJECTIVE A NON-FUNDAMENTAL POLICY OF EACH OF VALUE OPPORTUNITIES AND MASTER VALUE OPPORTUNITIES THAT MAY BE CHANGED BY THE BOARD OF DIRECTORS OF VALUE OPPORTUNITIES AND THE BOARD OF DIRECTORS OF MASTER VALUE OPPORTUNITIES, RESPECTIVELY, WITHOUT SHAREHOLDER APPROVAL.

The purpose of Proposal 2 is to approve a change in Value Opportunities’ and Master Value Opportunities’ respective investment objectives.

The purpose of Proposal 3 is to provide voting instructions to Value Opportunities with respect to how, as a beneficial owner of Master Value Opportunities, Value Opportunities should vote in connection with the proposal to approve the change in Master Value Opportunities’ investment objective as contemplated by Proposal 2.

The current investment objective of each of Value Opportunities and Master Value Opportunities is “to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.” This investment objective is currently fundamental, which means that it may not be changed without shareholder approval.

The VO Board and the MVO Board are proposing that each of Value Opportunities and Master Value Opportunities, as applicable, amend its investment objective from the objective as stated above to “to seek long-term capital appreciation,” and change its investment objective to a non-fundamental policy that may be changed by the relevant Board without shareholder approval upon prior notice to shareholders.

Current Fundamental Investment Objective	Proposed Non-Fundamental Investment Objective
The investment objective of the Fund is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.	The investment objective of the Fund is to seek long-term capital appreciation.

A vote in favor of Proposal 2 also constitutes a vote in favor of making the investment objective of Value Opportunities and Master Value Opportunities, as applicable, a non-fundamental policy of Value Opportunities and Master Value Opportunities, respectively. As a non-fundamental policy of each of Value Opportunities and Master Value Opportunities, any future changes to the investment objective may be made by the relevant Board without shareholder approval upon prior notice to shareholders. The current investment objective of each of Value Opportunities and Master Value Opportunities is a fundamental policy of Value Opportunities and Master Value Opportunities, respectively, which means that any changes to each of Value Opportunities’ and Master Value Opportunities’ current investment objective are subject to shareholder approval. Changing the investment objective of each of Value Opportunities and Master Value Opportunities to a non-fundamental policy of Value Opportunities and Master Value Opportunities, respectively, would give the relevant Board more flexibility to make appropriate changes to the investment objective of Value Opportunities and Master Value Opportunities, as applicable, in a timely manner without having to incur the cost of soliciting and obtaining shareholder approval.

Fund management and each of the VO Board and the MVO Board have reviewed Value Opportunities’ and Master Value Opportunities’ respective investment objectives, investment processes, investment strategies and fundamental and non-fundamental investment policies. Currently, under the principal investment strategies of each of Value Opportunities and Master Value Opportunities, Value Opportunities and Master Value Opportunities invest primarily in common stock of small companies and emerging growth companies that management of Value Opportunities and Master Value Opportunities believes have special investment value.

The Boards, based on the recommendation of management, and BlackRock have determined that it is appropriate and advantageous to change the principal investment strategies of Value Opportunities and Master Value Opportunities, as applicable, so that each of Value Opportunities and Master Value Opportunities may invest in equity securities of issuers of all market capitalizations. Management of Value Opportunities and Master Value Opportunities expects that these changes will provide greater flexibility in portfolio management.

These changes in Value Opportunities’ and Master Value Opportunities’ respective principal investment strategies necessitates certain changes to Value Opportunities’ and Master Value Opportunities’ respective investment objectives, as BlackRock, the VO Board and the MVO Board believe the current investment objectives are inconsistent with the proposed investment strategies of Value Opportunities and Master Value Opportunities, as applicable. Value Opportunities’ and Master Value Opportunities’ respective current investment objectives require Value Opportunities and Master Value Opportunities to invest in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of Value Opportunities and Master Value Opportunities believes have special investment value and emerging growth companies regardless of size. Such companies are not the primary focus under the proposed investment strategies. In order to reconcile this inconsistency, as well as to provide greater flexibility for each of Value Opportunities and Master Value Opportunities to take advantage of and respond to market developments and trends, the VO Board and the MVO Board recommend amending the investment objective of Value Opportunities and Master Value Opportunities, as applicable, so that it is “to seek long-term capital appreciation” and making the proposed investment objective of each of Value Opportunities and Master Value Opportunities a non-fundamental policy, as described above.

The VO Board approved a change in the name of Value Opportunities to “BlackRock Advantage U.S. Total Market Fund, Inc.” and the MVO Board approved a change in the name of Master Value Opportunities to “Master Advantage U.S. Total Market LLC,” subject to shareholder approval of Proposal 2. In conjunction with the name, process and strategy changes, the portfolio management team will also change, and the benchmark index of each of Value Opportunities and Master Value Opportunities will change from the S&P SmallCap 600® Value Index to the Russell 3000® Index.

The specific changes to the name, investment process, principal investment strategies, portfolio management team (if applicable) and benchmark index of each of Value Opportunities and Master Value Opportunities are set out in the following table:

	Current	Proposed
Names	BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC	BlackRock Advantage U.S. Total Market Fund, Inc. and Master Advantage U.S. Total Market LLC
Investment Process

Fund management chooses investments using a fundamental, value-oriented investment style. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. Fund management may consider a company’s stock to be undervalued when the stock’s current price is less than what the Fund believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover. Additionally, management of the Fund may acquire the securities of companies that are in a particular industry or related industries or market segments together as a “basket” or group in a single transaction. The Fund may subsequently sell such “basket” as a unit or it may sell only selected securities and continue to hold other securities acquired in the “basket.”

The Fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Fund determines that the issuer

The Fund seeks to pursue its investment objective by investing in securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equity securities while seeking to control incremental risk. BlackRock Advisors, LLC then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments.

	Current	Proposed

no longer meets the criteria Fund management has established for the purchase of such securities or if Fund management thinks there is a more attractive investment opportunity in the same category.

Fund management seeks to invest in small companies that:

•  Are trading at the low end of their historical price ranges based on a number of financial criteria such as price-book value, enterprise value-sales ratios or enterprise value to earnings before interest, taxes, depreciation and amortization

•  Have strong management

•  Have particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche

Fund management also considers other factors, such as the level of competition in an industry or the extent of government regulation. The Fund may also purchase the stock of a company that has suffered a recent earnings decline if Fund management believes that the decline is temporary or cyclical and will not significantly affect the company’s long-term growth.

The Fund has no stated minimum holding period for investments and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Principal Investment Strategies	The Fund invests primarily in common stock of small companies and emerging growth companies that Fund management believes have special investment value. This means	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers

Current	Proposed

that the Fund seeks to invest in companies that Fund management believes to be undervalued. A company’s stock is undervalued when the stock’s current price is less than what the Fund believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

For these purposes, small companies are defined as companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® or the S&P SmallCap 600® at the time of the Fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies. As of March 31, 2016, the Russell 2000® included companies with capitalizations up to $6.1 billion and the S&P SmallCap 600® included companies with capitalizations up to $4.9 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. Emerging growth companies are defined as companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 3000® Index. The Russell 3000® Index is a capitalization-weighted index of equity securities from a broad range of industries chosen for market size, liquidity and industry group representation. The equity securities in which the Fund invests primarily consist of common stock, but may also include preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Fund may use derivatives, including options, futures, swaps, forward contracts and contracts for difference, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Russell 3000® Index.

	Current	Proposed

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, and index securities that are based on a group of common stocks. The Fund may invest in derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks. The Fund may also use derivatives to hedge its investment portfolio against market and currency risks as well as to increase the return on its portfolio investments. The derivatives that the Fund may use include, but are not limited to, futures, forwards, options, and indexed securities.

The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies. It is anticipated that in the immediate future, the Fund will invest not more than 30% of its total assets in the securities of foreign issuers, including issuers in emerging markets.

Benchmark	S&P SmallCap 600® Value Index	Russell 3000® Index
Portfolio Managers	Murali Balaraman and John Coyle	Raffaele Savi, Travis Cooke and Richard Mathieson

If the proposed change in the investment objective of each of Value Opportunities and Master Value Opportunities is approved by the shareholders of Value Opportunities and Master Value Opportunities, respectively, at the Meeting, the prospectus and statement of additional information of each of Value Opportunities and Master Value Opportunities will be revised, as appropriate, to reflect the change in the investment objective (which includes changing the objective from fundamental to non-fundamental), as well as the other changes described above. All of such changes would take effect as soon as practicable following the Meeting.

In the event that Proposal 2 is not approved by the shareholders of Value Opportunities and Master Value Opportunities, the investment objective of each of Value Opportunities and Master Value Opportunities will not change and each of Value Opportunities and Master Value Opportunities will continue to be managed in accordance with its current stated investment objective. In addition, the changes discussed above to the name, investment process, principal investment strategies, portfolio management team and benchmark index of each of Value Opportunities and Master Value Opportunities will not take effect if Proposal 2 is not approved because certain of these changes are incompatible with the current investment objective of each of Value Opportunities and Master Value Opportunities. Additionally, the investment objective of each of Value Opportunities and Master Value Opportunities will continue to be a fundamental policy and any future changes to the investment objective will continue to require shareholder approval. In the event that Proposal 2 is not approved by the shareholders of Value Opportunities and Master Value Opportunities, BlackRock, the VO Board and the MVO Board may determine to make other changes to the investment strategies of Value Opportunities and Master Value Opportunities, as applicable, that are compatible with their current investment objectives and do not require shareholder approval.

A supplement to Value Opportunities’ prospectus, dated March 28, 2017 (the “Supplement”), has been filed with the SEC (as defined above) and is available on BlackRock’s website. The Supplement, which includes further details regarding all of the changes to Value Opportunities discussed above (subject to shareholder approval of Proposal 2), may be obtained free of charge by calling (800) 441-7762.

THE VO BOARD AND THE MVO BOARD RECOMMEND THAT SHAREHOLDERS OF VALUE OPPORTUNITIES AND MASTER VALUE OPPORTUNITIES VOTE “FOR” PROPOSAL 2, AS APPLICABLE. THE VO BOARD ALSO RECOMMENDS THAT SHAREHOLDERS OF VALUE OPPORTUNITIES PROVIDE VOTING INSTRUCTIONS “FOR” PROPOSAL 3.

PROPOSALS 4.A. THROUGH 4.I., 5.A. THROUGH 5.H. AND 6.A. THROUGH 6.H. — TO AMEND OR ELIMINATE CERTAIN OF THE FUNDS’ RESPECTIVE FUNDAMENTAL INVESTMENT RESTRICTIONS.

The purpose of Proposals 4.A. through 4.I. is to approve the amendment or elimination of certain of Global SmallCap’s fundamental investment restrictions.

The purpose of Proposals 5.A. through 5.H. is to approve the amendment or elimination of certain of Value Opportunities’ and Master Value Opportunities’ respective fundamental investment restrictions.

The purpose of Proposals 6.A. through 6.H. is to provide voting instructions to Value Opportunities with respect to how, as a beneficial owner of Master Value Opportunities, Value Opportunities should vote in connection with the proposals to approve the amendment or elimination of certain of Master Value Opportunities’ fundamental investment restrictions as contemplated by Proposals 5.A. through 5.H., respectively.

Background

The Investment Company Act requires registered investment companies, such as the Funds, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies. (In this Proxy Statement, the word “restriction” is sometimes used to describe a policy.) Some fundamental policies were adopted in the past by the Funds to reflect certain regulatory, business or industry conditions which are no longer in effect. In addition, certain of the policies of the Funds that remain required by law are more restrictive than the law requires. As a result, many of the current restrictions unnecessarily limit the investment strategies available to BlackRock in managing the assets of the Funds.

Changes to the fundamental investment policies of the Funds as proposed in Proposal 4 and Proposal 5, as applicable, are intended to benefit the Funds and their shareholders in the following ways: (i) each of these changes is designed to provide the Funds with greater investment flexibility to pursue their investment objectives and principal investment strategies and/or respond to a changing regulatory and investment environment; and (ii) by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

These Proposals are intended to update the fundamental investment policies of the Funds as set forth below by amending or eliminating certain fundamental investment policies. Each Proposal relates to a particular fundamental restriction. Shareholders are being asked to vote separately on, and provide voting instructions separately with respect to, each applicable Proposal. No Proposal to amend or eliminate any fundamental investment policy is contingent upon the approval of any other Proposal. As a result, it may be the case that certain of a Fund’s fundamental investment policies will be amended or eliminated while others will not. If shareholders do not approve an applicable Proposal, the current investment policy contained in that Proposal will remain in effect. If a Proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will take effect as soon as reasonably practicable. A list of the fundamental investment restrictions that will apply to each Fund if each applicable Proposal is approved by the Fund’s shareholders appears in Appendix A.

While Proposal 4 and Proposal 5 are intended to, among other things, provide BlackRock with greater flexibility in managing the portfolios of the Funds, each Fund would continue to be managed subject to the applicable limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder, as well as the Fund’s investment objective, strategies and policies. Each Board has also reviewed the non-fundamental investment restrictions of the applicable Fund, and has approved amendments to certain of the Fund’s current non-fundamental investment restrictions and the elimination of a non-fundamental investment restriction of the applicable Fund generally prohibiting investments in certain illiquid securities if, at the time of acquisition, more than 15% of the Fund’s net assets would be invested in such securities, as such limitation is not required to be designated as a non-fundamental restriction under the Investment Company Act. In addition, the VO Board the MVO Board each approved the elimination of a non-fundamental investment restriction which would have limited the ability of each of Value Opportunities and Master Value Opportunities to borrow under an interfund lending program, as further described below in connection with Proposals 4.B, 5.B and 6.B. As noted above in connection with Proposal 1, the GSC Board approved the elimination of Global SmallCap’s non-fundamental restriction which prohibits Global SmallCap from changing its policy of investing at least 80% of its assets, under normal circumstances, in equity securities of small cap issuers (as defined in Global SmallCap’s prospectus) without 60 days’ prior written notice to shareholders. Amendment and elimination of non-fundamental investment restrictions do not require shareholder approval.

Proposals 4.A., 5.A and 6.A.—To Amend the Fundamental Investment Restriction Regarding Concentration.

Each Board has proposed that shareholders of the applicable Fund approve an amendment to the fundamental investment restriction regarding concentration.

Under its current investment restriction, each Fund may not “invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).”

The proposed investment restriction of each Fund would state that the Fund may not “concentrate its investments in a particular industry, as that term is used in the Investment Company Act.”

Rationale

While the Investment Company Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

The current investment restriction of each Fund relating to concentration reflects the 25% test noted above that is the SEC’s current interpretation of concentration. If this interpretation were to change, each Fund would not be able to change its concentration policy without seeking shareholder approval. The proposed investment restriction does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be interpreted from time to time.

Proposals 4.B., 5.B. and 6.B.—To Amend the Fundamental Investment Restriction Regarding Borrowing.

Each Board has proposed that shareholders of the applicable Fund approve an amendment to the fundamental investment restriction regarding borrowing.

Under its current investment restriction, Global SmallCap may not “borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. (However, at the present time, applicable law prohibits the Fund from purchasing securities on margin.) (The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.).”

Under its current investment restriction, each of Value Opportunities and Master Value Opportunities may not “borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3 of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and [the] Statement of Additional Information [of the Fund], as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.”

The proposed investment restriction of each Fund would state that the Fund may not “borrow money, except as permitted under the Investment Company Act.”

Rationale

All Funds:

All mutual funds are required to have a fundamental policy regarding the borrowing of money. The Investment Company Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes. Each Fund has received an exemptive order from the SEC (the “IFL Order”), as further described below, that permits it to borrow from BlackRock-advised Funds (as defined below), which are not banks, to the limited extent necessary to implement the Interfund Lending Program (as defined below) to the extent consistent with the Fund’s investment restrictions and policies and subject to compliance with the conditions of the IFL Order. To limit the risks attendant to borrowing, the Investment Company Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the Investment Company Act restrictions.

Global SmallCap Fund Only:

Currently, Global SmallCap’s investment restriction regarding borrowing limits borrowings to borrowings from banks as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 33 1/3% of total assets. Global SmallCap’s proposed investment restriction will permit Global SmallCap to borrow in greater amounts and in situations and under circumstances in which it previously could not do so. Borrowing may cause the value of Global

SmallCap’s shares to be more volatile than if Global SmallCap did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of Global SmallCap’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate Global SmallCap’s net investment income in any given period.

Additionally, pursuant to the IFL Order, Global SmallCap, to the extent permitted by its investment policies and restrictions and subject to meeting the conditions of the IFL Order, has the ability to borrow money from certain other funds advised by BlackRock or BlackRock Fund Advisors (“BFA”) or any successor thereto or an investment adviser controlling, controlled by, or under common control with BlackRock or BFA or any successor thereto (“BlackRock-advised Funds”) pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, Global SmallCap may borrow money for temporary purposes directly from certain other BlackRock-advised Funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock-advised Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Under Global SmallCap’s current fundamental investment restriction regarding borrowing, Global SmallCap’s ability to borrow certain amounts is limited to (i) borrowings from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions and (ii) borrowings to obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, each of which would limit Global SmallCap’s ability to borrow under the Interfund Lending Program in certain circumstances. Under the proposed investment restriction, Global SmallCap would be able to conduct all borrowing up to the prescribed limits under the Investment Company Act through the Interfund Lending Program, which the GSC Board believes could provide Global SmallCap access to lower interest rates on such borrowed amounts than those that typically would be payable under short-term loans offered by banks or custodian overdrafts.

Value Opportunities and Master Value Opportunities Only:

Given the current limitations on borrowing set out in the Investment Company Act, the proposed investment restriction is substantially similar to the current investment restriction in the flexibility it provides to Value Opportunities and Master Value Opportunities with respect to borrowing, including with respect to the ability of each of Value Opportunities and Master Value Opportunities to borrow from certain other BlackRock-advised Funds under the Interfund Lending Program. However, the proposed investment restriction would allow for greater flexibility with respect to borrowing to the extent the Investment Company Act provides such greater flexibility in the future. In addition, the proposed investment restriction is consistent with the restriction regarding borrowing of certain other funds advised by BlackRock.

The VO Board and the MVO Board recently approved the elimination of a non-fundamental restriction which would have limited the ability of each of Value Opportunities and Master Value Opportunities, respectively, to borrow under the Interfund Lending Program to 5% of the Fund’s total assets.

Proposals 4.C., 5.C. and 6.C.—To Amend the Fundamental Investment Restriction Regarding the Issuance of Senior Securities.

Each Board has proposed that shareholders of the applicable Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities.

Under its current investment restriction, each Fund may not “issue senior securities to the extent such issuance would violate applicable law.”

The proposed investment restriction of each Fund would state that the Fund may not “issue senior securities to the extent such issuance would violate the Investment Company Act.”

Rationale

All mutual funds are required to have a fundamental policy regarding the issuance of senior securities. The Investment Company Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.

The sole change in the proposed investment restriction is reference to the “Investment Company Act,” rather than “applicable law.” This change is intended to provide greater specificity as to any potential limitations on the ability of each Fund to issue senior securities.

Proposals 4.D., 5.D. and 6.D.—To Amend the Fundamental Investment Restriction Regarding Investing in Real Estate.

Each Board has proposed that shareholders of the applicable Fund approve an amendment to the fundamental investment restriction regarding investing in real estate.

Under its current investment restriction, Global SmallCap may not “purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.”

Under its current investment restriction, each of Value Opportunities and Master Value Opportunities may not “purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.”

The proposed investment restriction of each Fund would state that the Fund may not “purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.”

Rationale

The Investment Company Act does not prohibit a fund from owning real estate or investing in real estate mortgage loans; however, a fund is limited in the amount of illiquid assets it may purchase (real estate may be considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, each Fund is not permitted to purchase or sell real estate or, in the case of Global SmallCap, real estate mortgage loans, but it may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. As a general rule, each Fund currently does not intend to purchase or sell real estate. However, each Fund wishes to preserve the flexibility to invest in certain real estate-related securities consistent with its investment objective and strategies. The proposed investment restriction would allow each Fund to invest in a potentially greater universe of real estate-related securities than the current investment restriction by permitting investments in securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business. In addition, the proposed investment restriction would permit each Fund to purchase and hold real estate as a result of the ownership of securities or other instruments.

Proposals 4.E., 5.E. and 6.E.—To Amend the Fundamental Investment Restriction Regarding Underwriting.

Each Board has proposed that shareholders of the applicable Fund approve an amendment to the fundamental investment restriction regarding underwriting.

Under its current investment restriction, Global SmallCap may not “underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in purchasing and selling portfolio securities.”

Under its current investment restriction, each of Value Opportunities and Master Value Opportunities may not “underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”), in selling portfolio securities.”

The proposed investment restriction of each Fund would state that the Fund may not “underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.”

Rationale

All mutual funds are required to have a fundamental policy regarding engaging in the business of underwriting the securities of other issuers. The Investment Company Act permits a fund to engage in the business of underwriting securities within certain limits. Under its current investment restriction, each Fund is prohibited from underwriting securities issued by others, except to the extent that it is technically acting as an underwriter under the Securities Act in selling portfolio securities and, in the case of Global SmallCap, purchasing portfolio securities. The proposed investment restriction would permit each Fund to underwrite the securities of other issuers to the fullest extent permitted by applicable law, and thus would give each Fund greater flexibility to respond to future investment opportunities, subject to its investment objective and strategies.

The current investment restrictions permit each Fund to sell portfolio securities, and Global SmallCap to purchase portfolio securities, even if it technically may be deemed an underwriter under the Securities Act. This exception refers to a technical provision of the Securities Act which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a Fund to be engaged in the business of underwriting, the proposed investment restriction would be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether it may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the extent a Fund invests in restricted securities.

Proposals 4.F., 5.F. and 6.F.—To Amend the Fundamental Investment Restriction Regarding Investing in Commodities.

Each Board has proposed that shareholders of the applicable Fund approve an amendment to the fundamental investment restriction regarding investing in commodities.

Under its current investment restriction, Global SmallCap may not “purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and [its] Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.”

Under its current investment restriction, each of Value Opportunities and Master Value Opportunities may not “purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.”

The proposed investment restriction of each Fund would state that the Fund may not “purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.”

Rationale

The Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The current investment restriction of each Fund requires that the Fund’s purchase and sale of commodities or contracts on commodities not cause it to have to register as a commodity pool operator (“CPO”) under the Commodity Exchange Act. Under the current rules of the Commodity Futures Trading Commission (“CFTC”), BlackRock, as the investment adviser, and not the Fund, would be the entity required to register as a CPO to the extent a Fund’s commodity investments exceeded certain thresholds. The proposed investment restriction removes the outdated reference to a Fund potentially being required to register as a CPO as a result of its commodity investments. BlackRock would register as a CPO with respect to a Fund if the Fund’s commodity investments require BlackRock to so register under applicable CFTC rules. The proposed investment restriction also references the “Investment Company Act,” rather than “applicable law,” to provide greater specificity as to any potential limitations on each Fund’s ability to purchase or sell commodities and commodity contracts.

Proposals 4.G., 5.G. and 6.G.—To Amend the Fundamental Investment Restriction Regarding Lending.

Each Board has proposed that shareholders of the applicable Fund approve an amendment to the fundamental investment restriction regarding lending.

Under its current investment restriction, Global SmallCap may not “make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements and similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities provided that such loans may be made only in accordance with applicable law and guidelines set forth in the Fund’s Prospectus and [the] Statement of Additional Information, as they may be amended from time to time.”

Under its current investment restriction, each of Value Opportunities and Master Value Opportunities may not “make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan; (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and [the] Statement of Additional Information, as they may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.”

The proposed investment restriction of each Fund would state that the Fund may not “make loans to the extent prohibited by the Investment Company Act.”

Rationale

All Funds:

The Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Each Fund’s current fundamental restriction regarding lending generally prohibits the making of loans, but specifies that investments in certain debt obligations, certificates of deposit, bankers’ acceptances, repurchase agreements and similar instruments, the lending of portfolio securities are not subject to the restriction. The proposed investment restriction will permit each Fund to make loans, unless prohibited by the Investment Company Act, thus providing potentially greater flexibility.

Global SmallCap Only:

Global SmallCap is not permitted to lend through the Interfund Lending Program under its current investment restriction, but would be permitted to lend through the Interfund Lending Program under the proposed investment restriction regarding lending. Under the Interfund Lending Program, Global SmallCap would be able to lend money for temporary purposes directly to certain other BlackRock-advised Funds. All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock-advised Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The GSC Board believes that the ability to borrow and lend between and among the BlackRock-advised Funds, subject to compliance policies and procedures designed to ensure compliance with the terms and conditions of the IFL Order, would benefit both the borrower and lender. The GSC Board believes that short-term cash loans made directly to other BlackRock-advised Funds could earn interest at a rate higher than Global SmallCap otherwise would obtain from investing its cash in repurchase agreements or certain other short-term money market instruments.

Value Opportunities and Master Value Opportunities Only:

Value Opportunities’ and Master Value Opportunities’ current fundamental restriction regarding lending provides an additional exception for loans permitted by an SEC exemptive order. This exception currently permits each of Value Opportunities and Master Value Opportunities to lend money to certain other BlackRock-advised through the Interfund Lending Program. The proposed investment restriction would not affect Value Opportunities’ or Master Value Opportunities’ ability to lend money through the Interfund Lending Program.

Proposals 4.H., 5.H. and 6.H.—To Eliminate the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management.

Each Board has proposed that shareholders the applicable Fund approve the elimination of the fundamental investment restriction regarding investing for the purpose of exercising control or management.

Under its current investment restriction, each Fund may not “make investments for the purpose of exercising control or management.”

Rationale

There is no requirement under the Investment Company Act that the Funds have a fundamental restriction regarding investing for the purpose of exercising control or management. The fundamental restriction was derived from state laws that have been preempted by the federal securities laws. In order to maximize the investment flexibility of each Fund, this restriction is proposed to be eliminated.

Proposal 4.I.—To Amend the Fundamental Investment Restriction Regarding Diversification.

The GSC Board has proposed that shareholders of Global SmallCap approve an amendment to the fundamental investment restriction regarding diversification.

Under its current investment restriction, Global SmallCap may not “with respect to 75% of its total assets, (a) invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund’s total assets, taken at market value; and (b) invest in the securities of any one issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.”

The proposed investment restriction of Global SmallCap would state that Global SmallCap may not “make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.”

Rationale

The Investment Company Act requires each management investment company, such as Global SmallCap, to state whether it is “diversified” or “non-diversified,” as those terms are defined in the Investment Company Act. Under the Investment Company Act, a “diversified company” must meet the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer. A “non-diversified company” means any management investment company other than a diversified company.

No change is being made to Global SmallCap’s designation as a diversified company. Global SmallCap’s existing current investment restriction regarding diversification generally reflect the Investment Company Act as it is in effect today. Global SmallCap’s proposed investment restriction would directly tie Global SmallCap’s policy to the Investment Company Act definition of “diversified company.” Further, if the requirements for diversification under the Investment Company Act were to change, Global SmallCap would be able to take advantage of that change without seeking shareholder approval.

THE GSC BOARD RECOMMENDS THAT SHAREHOLDERS OF GLOBAL SMALLCAP VOTE “FOR” PROPOSALS 4.A. THROUGH 4.I. THE VO BOARD AND THE MVO BOARD RECOMMEND THAT SHAREHOLDERS OF VALUE OPPORTUNITIES AND MASTER VALUE OPPORTUNITIES VOTE “FOR” PROPOSALS 5.A. THROUGH 5.H., AS APPLICABLE. THE VO BOARD ALSO RECOMMENDS THAT SHAREHOLDERS OF VALUE OPPORTUNITIES PROVIDE VOTING INSTRUCTIONS “FOR” PROPOSALS 6.A. THROUGH 6.H.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders for each Fund is required to take action at the Meeting with respect to the Fund. For Global SmallCap, a quorum consists of holders of one-third of the shares entitled to vote on any matter at a meeting present in person or by proxy. For each of Value Opportunities and Master Value Opportunities, a quorum consists of holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on a Proposal are not received from shareholders, the Meeting may be adjourned by the chairman of the Meeting to permit further solicitations of proxies from shareholders and to reconvene at the same or some other place. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 120 days after the Record Date.

The vote required for the approval of each Proposal is a “vote of a majority of the outstanding voting securities” of each applicable Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of the vote of (i) 67% or more of the voting securities of the applicable Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the applicable Fund.

Shareholders of Value Opportunities are being asked, in each of Proposal 3 and Proposal 6, to provide voting instructions to Value Opportunities with respect to how, as a beneficial owner of Master Value Opportunities, Value Opportunities should vote in connection with the proposal to approve the change in Master Value Opportunities’ investment objective as contemplated by Proposal 2 and the proposals to approve the amendment or elimination of certain of Master Value Opportunities’ fundamental investment restrictions as contemplated by Proposals 5.A. through 5.H, respectively. Value Opportunities will vote its interests in Master Value Opportunities in accordance with the voting instructions received from the shareholders of Value Opportunities and will vote its interests in Master Value Opportunities with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other shareholders (this is called “proportional voting” or “echo voting”). Value Opportunities does not require that a specified number of shareholders submit voting instructions before Value Opportunities will vote its interests in Master Value Opportunities at the Meeting. Because Value Opportunities will use proportional voting to vote its interests in Master Value Opportunities, a small number of shareholders could determine how Value Opportunities votes if other shareholders fail to vote.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendation of the Boards “FOR” approval of Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, as applicable.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. Shares held of record by broker-dealers as to which such authority has been granted shall be counted as present for purposes of determining whether the necessary quorum of shareholders of a Fund exists. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received. Shares represented by proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum of that Fund. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against a Proposal.

If you are a beneficial owner of a Fund’s shares held in street name (that is, if you hold your shares through a bank, broker or other financial institution), you may instruct your bank, broker or other financial institution of record how to vote your shares in favor of Proposal 1, Proposal 2, Proposal 4 and Proposal 5, as applicable, and, if you are a shareholder of Value Opportunities, submit voting instructions for Proposal 3 and Proposal 6 in one of four ways:

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form(s) provided by your broker, bank or other financial institution of record. Prior to logging on, you should read this Proxy Statement and have your voting instruction form(s) at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form(s) provided by your broker, bank or other financial institution of record and following the automated touchtone voting directions. Prior to calling, you should read this Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of this Proxy Statement by mail, you may vote by proxy by filling out the voting instruction form(s) provided by your broker, bank or other financial institution of record and sending it back in the postage paid envelope provided.

Voting in Person. You must request and obtain a legal proxy from the broker, bank or other financial institution of record that holds your shares if you wish to attend the Meeting and vote in person. A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing their bank, broker or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Meeting as the shareholder has indicated.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shareholders represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy and submit voting instructions with respect to that proxy, as applicable, “FOR” Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6.

ADDITIONAL INFORMATION

Investment Adviser, Principal Underwriter and Administrator

BlackRock is the investment adviser to Global SmallCap and Master Value Opportunities. Value Opportunities invests all of its assets in Master Value Opportunities, and all portfolio management occurs at the level of Master Value Opportunities. Accordingly, Value Opportunities does not invest directly in portfolio securities and does not require investment advisory services. BlackRock’s principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809.

BlackRock Investments, LLC (“BRIL”) acts as the distributor of the shares of each Fund. The principal business address of BRIL is 40 East 52nd Street, New York, New York 10022. BlackRock also serves as the administrator to each of Value Opportunities and Master Value Opportunities. Global SmallCap does not have an administrator; however, BlackRock provides certain administrative services to Global SmallCap.

Voting Rights

The close of business on April 26, 2017 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of each Fund may cast one vote for each share owned and a fractional vote for each fractional share owned on the Record Date.

Share and Class Information

As of the Record Date, Global SmallCap had shares outstanding as follows:

Investor A	Investor B	Investor C	Institutional	Class R
[ ]	[ ]	[ ]	[ ]	[ ]

As of the Record Date, Value Opportunities had shares outstanding as follows:

Investor A	Investor B	Investor C	Institutional	Class R
[ ]	[ ]	[ ]	[ ]	[ ]

As of the Record Date, Master Value Opportunities had [            ] interests outstanding.

Ownership Information

Set forth on Appendix B are persons who, to the knowledge of each Fund, beneficially owned more than five percent of the outstanding shares of the Fund as of the Record Date.

As of the Record Date, [no Director owned shares of the Funds].

Expenses and Methods of Proxy Solicitation

The total expenses of preparing, printing and mailing the proxy materials, and soliciting and tabulating proxies and related legal expenses are estimated to be approximately $750,000 and $347,000 for Global SmallCap and Value Opportunities, respectively. These expenses will be shared equally by BlackRock and by the respective Fund. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

The Funds have retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $133,000 and $55,000 for Global SmallCap and Value Opportunities, respectively. Representatives of BlackRock and its affiliates may also solicit proxies.

Shareholder Meetings

Each Fund generally is not required to hold annual meetings of shareholders, and each Fund currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the Investment Company Act or the Fund’s charter documents. The Bylaws of each Fund generally provide that a shareholder meeting may be called at any time by the Secretary of the Fund upon the request of a majority of Directors of the Board of the Fund or the President of the Fund. The Bylaws of Global SmallCap and Value Opportunities also provide that a shareholder meeting shall also be called by the Secretary of Global SmallCap or the Secretary of Value Opportunities, as the case may be, for any proper purpose upon written request of shareholders of Global SmallCap or Value Opportunities holding in the aggregate not less than a majority of the outstanding shares of Global SmallCap and Value Opportunities or class or series of shares having voting rights on the matter. The Bylaws of Master Value Opportunities also provide that a shareholder meeting shall also be called by the Secretary of Master Value Opportunities for any proper purpose upon written request of shareholders of Master Value Opportunities holding in the aggregate not less than 10% of the outstanding shares of Master Value Opportunities.

Shareholder Proposals

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Fund within a reasonable time before the relevant Board’s solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund within a reasonable period of time before the relevant Board’s solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the applicable Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809.

Communications with the Board

Shareholders of a Fund who wish to send communications to the relevant Board or a specified Director should submit the communication in writing to the attention of the Secretary of the applicable Fund at: 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Fund Secretary, identifying the correspondence as intended for the Board or a specified Director.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of BlackRock, 1 University Square Drive, Princeton, New Jersey 08540-6455, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards of Directors,

Benjamin Archibald

Secretary of the Funds

Dated: [            ], 2017

Appendix A

The following is a list of the fundamental investment restrictions that will apply to each Fund if shareholders vote, and, if applicable, provide voting instructions, “FOR” each Proposal in Proposal 4, Proposal 5 and Proposal 6, as applicable:

Under its fundamental investment restrictions, the Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

8.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

A-1

Appendix B

5% Shareholder Ownership

Global SmallCap:

As of the Record Date, to the best of Global SmallCap’s knowledge, the following persons beneficially owned more than 5% of the outstanding shares of the noted class of Global SmallCap’s shares:

Name	Address		Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned (Name of Class)
[ ]	[	]	[	]	[	]

Value Opportunities:

As of the Record Date, to the best of Value Opportunities’ knowledge, the following persons beneficially owned more than 5% of the outstanding shares of the noted class of Value Opportunities’ shares:

Name	Address		Shares Beneficially Owned		Percentage of Outstanding Shares of Class Owned (Name of Class)
[ ]	[	]	[	]	[	]

Master Value Opportunities

As of the Record Date, to the best of Master Value Opportunities’ knowledge, the following persons beneficially owned more than 5% of the outstanding interests of Master Value Opportunities:

Name	Address		Interests Beneficially Owned		Percentage of Outstanding Interests Owned
[ ]	[	]	[	]	[	]

B-1

CENC4-0616

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [www.proxy-direct.com] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-[ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK GLOBAL SMALLCAP FUND, INC. (the “Fund”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund that the undersigned is entitled to vote at the joint special meeting of shareholders of the Fund, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC to be held at 1 University Square Drive, Princeton, New Jersey 08540-6455, on June 23, 2017 at 3:30 p.m., or any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the joint special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-[ ]

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date [CODE]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ∎

		FOR	AGAINST	ABSTAIN
1.	To approve the change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund without shareholder approval.	☐	☐	☐
		FOR	AGAINST	ABSTAIN

4.	To approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions as follows:

	A. To amend the fundamental investment restriction regarding concentration	☐	☐	☐

	B. To amend the fundamental investment restriction regarding borrowing.	☐	☐	☐

	C. To amend the fundamental investment restriction regarding the issuance of senior securities.	☐	☐	☐

	D. To amend the fundamental investment restriction regarding investing in real estate.	☐	☐	☐

	E. To amend the fundamental investment restriction regarding underwriting.	☐	☐	☐

	F. To amend the fundamental investment restriction regarding investing in commodities.	☐	☐	☐

	G. To amend the fundamental investment restriction regarding lending.	☐	☐	☐

H. To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.	☐	☐	☐

I. To amend the fundamental investment restriction regarding diversification.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the joint special meeting or any adjournments, postponements or delays thereof. If you do not intend to personally attend the joint special meeting, please complete and return this card at once in the enclosed envelope.

[CODE]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [www.proxy-direct.com] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-[ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK VALUE OPPORTUNITIES FUND, INC. (the “Fund”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund that the undersigned is entitled to vote at the joint special meeting of shareholders of the Fund, Master Value Opportunities LLC and BlackRock Global SmallCap Fund, Inc. to be held at 1 University Square Drive, Princeton, New Jersey 08540-6455, on June 23, 2017 at 3:30 p.m., or any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the joint special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-[ ]

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date [CODE]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ∎

		FOR	AGAINST	ABSTAIN
2.	To approve the change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund without shareholder approval.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	To provide voting instructions to the Fund to vote for the change in Master Value Opportunities LLC’s investment objective and to make the investment objective a non-fundamental policy of Master Value Opportunities LLC that may be changed by the Board of Directors of Master Value Opportunities LLC without shareholder approval.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	To approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions as follows:

	A. To amend the fundamental investment restriction regarding concentration	☐	☐	☐

	B. To amend the fundamental investment restriction regarding borrowing.	☐	☐	☐

	C. To amend the fundamental investment restriction regarding the issuance of senior securities.	☐	☐	☐

	D. To amend the fundamental investment restriction regarding investing in real estate.	☐	☐	☐

	E. To amend the fundamental investment restriction regarding underwriting.	☐	☐	☐

	F. To amend the fundamental investment restriction regarding investing in commodities.	☐	☐	☐

	G. To amend the fundamental investment restriction regarding lending.	☐	☐	☐

	H. To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
6.	To provide voting instructions to the Fund to vote for the amendment or elimination of certain of Master Value Opportunities LLC’s fundamental investment restrictions as follows:

	A. To amend the fundamental investment restriction regarding concentration	☐	☐	☐

	B. To amend the fundamental investment restriction regarding borrowing.	☐	☐	☐

	C. To amend the fundamental investment restriction regarding the issuance of senior securities.	☐	☐	☐

	D. To amend the fundamental investment restriction regarding investing in real estate.	☐	☐	☐

	E. To amend the fundamental investment restriction regarding underwriting.	☐	☐	☐

	F. To amend the fundamental investment restriction regarding investing in commodities.	☐	☐	☐

	G. To amend the fundamental investment restriction regarding lending.	☐	☐	☐

	H. To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the joint special meeting or any adjournments, postponements or delays thereof. If you do not intend to personally attend the joint special meeting, please complete and return this card at once in the enclosed envelope.

[CODE]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [www.proxy-direct.com] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-[ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	MASTER VALUE OPPORTUNITIES LLC (the “Fund”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2017 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the interests of the Fund that the undersigned is entitled to vote at the joint special meeting of shareholders of the Fund, BlackRock Value Opportunities Fund, Inc. and BlackRock Global SmallCap Fund, Inc. to be held at 1 University Square Drive, Princeton, New Jersey 08540-6455, on June 23, 2017 at 3:30 p.m., or any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the joint special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-[ ]

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date [CODE]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ∎

		FOR	AGAINST	ABSTAIN
2.	To approve the change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund without shareholder approval.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.	To approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions as follows:

	A. To amend the fundamental investment restriction regarding concentration	☐	☐	☐

	B. To amend the fundamental investment restriction regarding borrowing.	☐	☐	☐

	C. To amend the fundamental investment restriction regarding the issuance of senior securities.	☐	☐	☐

	D. To amend the fundamental investment restriction regarding investing in real estate.	☐	☐	☐

	E. To amend the fundamental investment restriction regarding underwriting.	☐	☐	☐

	F. To amend the fundamental investment restriction regarding investing in commodities.	☐	☐	☐

G. To amend the fundamental investment restriction regarding lending.	☐	☐	☐

H. To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the joint special meeting or any adjournments, postponements or delays thereof. If you do not intend to personally attend the joint special meeting, please complete and return this card at once in the enclosed envelope.

[CODE]